Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                             LEVEL 8 SYSTEMS, INC.,

                                       AND

                       THE PURCHASERS LISTED ON SCHEDULE I


                           DATED AS OF AUGUST 14, 2002


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                          SECURITIES PURCHASE AGREEMENT



                  THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of August 14, 2002, by and among Level 8 Systems, Inc., a Delaware corporation (the "Company"), and the various purchasers listed on Schedule I hereto (each referred to herein as a "Purchaser" and, collectively, the "Purchasers").

                  WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, shares of the Company's Series C Convertible Redeemable Preferred Stock, par value $.001 per share, liquidation value $1,000 per share (the "Preferred Stock") in the form of Exhibit A annexed hereto, and a stock purchase warrant (each a "Warrant", and, collectively, the "Warrants"), in the form of Exhibit B annexed hereto to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit C attached hereto (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:


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                                PURCHASE AND SALE

     Purchase and Sale.
     -----------------

                  On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser and each Purchaser, severally and not jointly, shall purchase from the Company the shares of Preferred Stock as set forth on Schedule I and a Warrant exercisable for the number of shares of Common Stock as set forth on Schedule I for such Purchaser. The purchase price for the Preferred Stock and Warrants purchased by each Purchasers shall be as set forth on Schedule I.

         Closing.
         -------

                  The Closing. The closing (the "Closing") of the purchase and sale of the Preferred Stock and the Warrants shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Suite 1600, Atlanta, Georgia 30303, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but in no event prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (such date of the Closing, the "Closing Date"). At the
Closing:

                  Each Purchaser shall deliver to the Company (1) this Agreement, duly executed by such Purchaser, (2) the Registration Rights Agreement, duly executed by such Purchaser and (3) its portion of the purchase price as set forth next to its name on Schedule I in United States dollars in immediately available funds to an account or accounts designated in writing by the Company; and

                  The Company shall deliver to each Purchaser (1) this Agreement, duly executed by the Company, (2) the Registration Rights Agreement, duly executed by the Company, (3) a Warrant representing the Purchaser's right to acquire the number of shares of Common Stock as set forth on Schedule I hereto registered in the name of such Purchaser and (4) a certificate evidencing the number of shares of Preferred Stock purchased by such Purchaser as set forth on Schedule I hereto, registered in the name of such Purchaser, the Preferred Stock shall have the respective rights, preferences, limitations and privileges set forth in Exhibit A attached hereto, which shall be incorporated into a Certificate of Designation of Rights, Preferences and Limitations to be approved by the Purchasers and the Company's Board of Directors and filed on or before the Closing with the Secretary of State of Delaware.

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                         REPRESENTATIONS AND WARRANTIES

   2.1 Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers that the statements contained in this
Section 2.1 are true, correct and complete as of the date hereof, and will be true correct and complete as of the Closing Date (unless specifically made as of another date), except as specified to the contrary in the corresponding paragraph of the disclosure schedule prepared by the Company accompanying this Agreement (the "Company Disclosure Schedules"):

     a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole or (z) impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

     b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and the Warrants (collectively, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by the Company. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

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     c.  Capitalization.  As of the date hereof, the authorized capital stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued in accordance with the registration provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c) or the SEC Documents (as defined in Section 2.1(j)), (i) no shares of the Company's capital stock are subject to preemptive rights nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, as defined in Section 2.1(b) above, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the
Company  or  any  of  its  subsidiaries,   (iii)  there  are  no  agreements  or
arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar
provisions,  and  there  are  no  contracts,   commitments,   understandings  or
arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Common Stock as described in this Agreement and (vi) except as specifically disclosed in the SEC Documents, to the Company's knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     d. Authorization and Validity; Issuance of Shares. The shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares") and the exercise of the Warrants (the "Warrant Shares", and together with the Conversion Shares the "Underlying Shares") are and will at all times hereafter continue to be duly authorized and reserved for issuance and, when issued and paid for in accordance with this Agreement and the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar rights other than as granted pursuant to the Transaction Documents.

     e. No Conflicts. The execution, delivery and performance of this Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, except where such conflict or violation has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed), or by which any material property or asset of the Company is bound, except where such conflict has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

     f. Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii) the application(s) or any letter(s) acceptable to the Nasdaq National Market ("Nasdaq") for the listing of the Underlying Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed), and (iii) any filings, notices or registrations under applicable Federal or state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(f), the "Required Approvals"), except where failure to do so has not resulted or would not reasonably result, individually, or in the aggregate, in a Material Adverse Effect.

     g. Litigation; Proceedings. Except as specifically set forth on Schedule 2.1(g) or in the SEC Documents (as hereinafter defined), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any officer thereof, is or has been, nor, to the knowledge of the Company, any director thereof is or has been for the last three years, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

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     h. No Default or Violation.  Except as  specifically  set forth on Schedule
2.1(h), the Company (i) is not in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound and which is required to be included as an exhibit to any SEC Document (as defined in Section 2.1(j)) or will be required to be included as an exhibit to the Company's next filing under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, (iv) is in default under or in violation of its Certificate of Incorporation, Bylaws or other organizational documents, respectively in the case of (i), (ii) and (iii), except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

     i. Private Offering. The Company and all Persons acting on its behalf have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Preferred Stock, the Warrants or the Underlying Shares or the issuance of such securities under the Securities Act. Subject to the accuracy and completeness of the representations and warranties of the Purchasers contained in Section 2.2, the offer, sale and issuance by the Company to the Purchasers of the Preferred Stock, the Warrants and the Underlying Shares is exempt from the registration requirements of the Securities Act.

     j. SEC Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. Since December 31, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it, with the Commission, pursuant to Section 13, 14 or 15(d) of the Exchange Act (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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     k.  Material  Changes.  Since  the  date of the  latest  audited  financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

     l. Investment Company. The Company is not, and is not controlled by or under common control with an affiliate (an "Affiliate") of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     m. Patents and Trademarks. The Company and its subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have, or reasonably be expected to result in, a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person which if determined adversely to the Company would, individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

     n. Transactions With Affiliates and Employees. Except as set forth in SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     o. Form S-3 Eligibility. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

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     p. Listing and  Maintenance  Requirements.  Except as set forth on Schedule
2.1(p), the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the Nasdaq National Market or any other exchange or market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. Except as set forth on Schedule 2.1(p), the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Preferred Stock and Warrants hereunder does not contravene the rules and regulations of the Nasdaq National Market and no approval of the shareholders of the Company is required for the Company to issue and deliver to the Purchasers the number of shares or Preferred Stock, the Conversion Shares and the Warrant Shares contemplated by this Agreement.

     q. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any third party broker, financial advisor, finder, investment banker, or bank. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(q) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

     r. Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     s. Acknowledgement Regarding Purchasers' Purchase of Preferred Stock. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     2.2  Representations  and  Warranties  of  the  Purchasers.   Each  of  the
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

     a. Organization; Authority. Such Purchaser, as applicable, is a corporation or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by this Agreement and the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser, as applicable, of the shares of Preferred Stock and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Transaction Documents has been duly executed and delivered by each Purchaser and constitutes the valid and legally binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

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

     b. Investment Intent. Such Purchaser is acquiring the shares of Preferred Stock, the Warrants and the Underlying Shares for its own account and not with a present view to or for distributing or reselling the shares of Preferred Stock, the Warrants or the Underlying Shares or any part thereof or interest therein in violation of the Securities Act. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Preferred Stock or Warrants or Underlying Shares for any period of time. Such Purchaser is acquiring the Preferred Stock, Warrants and Underlying Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Preferred Stock, Warrants or Underlying Shares.

     c. Purchaser Status. At the time such Purchaser was offered the Preferred Stock and the Warrants, and at the Closing Date and each date such Purchaser exercises Warrants, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock, the Warrants and the Underlying Shares. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

     d. Reliance. Such Purchaser understands and acknowledges that (i) the Preferred Stock, the Warrants and the Underlying Shares are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

     e. Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the Warrants which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser understands that its investment in the Preferred Stock and Warrants involves a significant degree of risk. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in this Agreement or the Transaction Documents.

     f. Governmental Review. Such Purchaser understands that no United States Federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Stock or Warrants.

     g. Residency. Such Purchaser is a resident of the jurisdiction set forth immediately beside such Purchaser's name on Schedule I hereto.

     The  Company   acknowledges   and  agrees  that  the  Purchasers   make  no
representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III.

                                OTHER AGREEMENTS

     3.1 Transfer Restrictions.

     a. If any Purchaser should decide to dispose of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so (1) only pursuant to an effective registration statement under the Securities Act, (2) pursuant to an available exemption from the registration requirements of the Securities Act, (3) to an affiliate of the Purchaser, or (4) pursuant to Rule 144 promulgated under the Securities Act ("Rule 144"). In connection with any transfer of any Preferred Stock, the Warrants, the Conversion Shares or Warrant Shares other than pursuant to an effective registration statement, Rule 144, to the Company or to an affiliate of the Purchasers, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Preferred Stock, the Warrants, the Conversion Shares or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from any Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and the Transaction Documents and shall have the rights of a Purchaser under this Agreement and the Transaction Documents. The Company shall not require an opinion of counsel in connection with the transfer of the shares of Common Stock, the Preferred Stock, the Warrant, the Conversion Shares or the Warrant Shares to an affiliate of a Purchaser.

     b. The Purchasers  agree to the imprinting,  so long as is required by this
Section 3.1(b), of the following legend on the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares:

                     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
            REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SHARES.

     Neither the Preferred Stock, the Warrant, the Conversion Shares, nor the Warrant Shares shall contain the legend set forth above (or any other legend)
(i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or (iii) if such Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide any Purchaser, upon request, with a certificate or certificates representing shares of Preferred Stock, the Warrant, the Conversion Shares or the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of any legend.

     3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

     3.3 Listing and Reservation of Underlying Shares.


     a. The Company shall (i) not later than ten (10) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) additional shares listing applications or letters acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to 100% the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares, and (iv) provide to the
Purchasers evidence of such listing. Prior to the effectiveness of the Registration Statement, the Company shall promptly provide to each Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.3(a).

     b. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for the full conversion of the Preferred Stock and the Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover the number of Conversion Shares and Warrant Shares issued and issuable upon conversion of the Preferred Stock or exercise of the Warrant (based on the Exercise Price (as defined in the Warrant) of the Warrant in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve such shares including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 3.3(b), in the case of an insufficient number of authorized shares, and using best efforts to obtain stockholder approval of an increase in such authorized number of shares.

     3.4 Furnishing of Information. As long as any Purchaser owns the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under
Section 12 of the Exchange Act or subject to Section 15(d) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. As long as any Purchaser owns the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the holders of a majority of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Preferred Stock, the Warrants, the Conversion Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.5 Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Preferred Stock hereunder in a manner that would require the registration under the Securities Act of the sale of the shares Preferred Stock to the Purchasers, or that would be integrated with the offer or sale of the Preferred Stock for purposes of the rules and regulations of the Nasdaq National Market, if such integration would result in a violation of any such rule or regulation.

     3.6 Non-Public Information. Purchasers acknowledge that they may have been provided material non-public information in connection with the transactions contemplated hereby and that trading in securities of the Company while in the possession of material non-public information is prohibited by the federal securities laws. Subject to compliance with all applicable securities laws and Nasdaq regulations, no Purchaser shall be prohibited by the Company from engaging in its ordinary course brokerage and trading activities in respect of the Company's Common Stock; provided that the personnel engaged in such activities have not been involved with the transactions contemplated hereby and have not been provided with confidential information with respect to the Company. No Purchaser shall engage in any trading activity in the Company's securities in violation of Regulation M under the Exchange Act.

     3.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the shares of Common Stock hereunder for working capital purposes.

     3.8 Best Efforts. Each of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

     3.9 Form D. The Company agrees to file a Form D with respect to the Preferred Stock and Warrants as required by Rule 506 under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

     3.10 Corporate Existence. Until such time as all of the Purchasers provide the Company with written notice that they do not beneficially own any shares of Preferred Stock or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the Nasdaq, the New York Stock Exchange or the American Stock Exchange.

                                  ARTICLE IV.

                                   CONDITIONS

     4.1 Closing.


     a. Conditions Precedent to the Obligation of the Company to Sell the Shares of Preferred Stock and the Warrants. The obligation of the Company to sell the shares of Preferred Stock and the Warrants is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

     (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

     (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or before the Closing Date;

     (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents;

     (iv) Required  Approvals.  All Required Approvals shall have been obtained;
and

     (v) Agreement of Preferred Stockholders. The holders of the Company's Series A1 Preferred Stock and Series B1 Preferred Stock shall have executed and delivered a waiver and consent agreement substantially in the form of Exhibit D annexed hereto.

     b. Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares of Preferred Stock and Warrants at the Closing. The obligation of each Purchaser hereunder to acquire and pay for the shares of Preferred Stock and the Warrants at the Closing is subject to the satisfaction or waiver by Purchaser, at or before the Closing Date, of each of the following conditions:

     (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

     (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date;

     (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

     (iv) Required Approvals. All Required Approvals shall have been obtained;

     (v) Agreement of Preferred Stockholders. The holders of the Company's Series A1 Preferred Stock and Series B1 Preferred Stock shall have executed and delivered a waiver and consent agreement substantially in the form of Exhibit D annexed hereto; and

     (vi) Shares of Capital Stock. The Company shall have duly reserved the number of shares of Preferred Stock, the number of Conversion Shares and the number or Warrant Shares issuable upon the exercise of the Warrants acquired by the Purchasers on the Closing Date.


     c. Documents and Certificates. At the Closing, the Company shall have delivered to the Purchasers, the following in form and substance reasonably satisfactory to the Purchasers:

     (i) Opinion. An opinion of the Company's legal counsel in the form attached hereto as Exhibit E dated as of the Closing Date;


     (ii) Preferred Stock Certificate. A Preferred Stock Certificate(s) representing the number of shares of Preferred Stock purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

     (iii) Warrant. A Warrant(s) representing the Warrants purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser;

     (iv) Registration Rights. The Company shall have executed and delivered the Registration Rights Agreement;

     (v) Officer's Certificate. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations and warranties as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4.1(c) as of the Closing Date;

     (vi) Secretary's Certificate. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

     (vii) Transfer Agent Letter. The Company shall have delivered to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date; and

     (viii) Other Documents.  The Company shall have delivered to each Purchaser
such  other  documents   relating  to  the  transactions   contemplated  by  the
Transaction Documents as the Purchasers or its counsel may reasonably request.



                                   ARTICLE V.

                                 INDEMNIFICATION

     5.1 Indemnification. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or
(b) any cause of action, suit or claim brought or made against such Purchaser Party and solely arising out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Notwithstanding the foregoing, the Company shall not be required to indemnify any the Purchaser under the terms of this Article V with respect to any claim or violation for which indemnification is expressly excluded under the Registration Rights Agreement.


                                   ARTICLE VI.

                                  MISCELLANEOUS

     6.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.2 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  If to the Company:

                                    Level 8 Systems, Inc.
                                    8000 Regency Parkway
                                    Cary, North Carolina 27511
                                    Attn:   John P. Broderick
                                    Facsimile: (919) 380-5090

                  With a Copy to:

                                    Powell, Goldstein, Frazer & Murphy LLP
                                    191 Peachtree Street, 16th Floor
                                    Atlanta, Georgia 30303
                                    Attn:   Scott D. Smith, Esq.
                                    Facsimile: (404) 572-6999

     If to the Purchasers: To the address set forth on the counterpart signature page of such Purchaser or at such other address as may be substituted by notice given as herein provided.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, a "business day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     6.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     6.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.5 References. References herein to Sections are to Sections of this Agreement, unless otherwise expressly provided.

     6.6 Successors and Assigns; Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchasers without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that such prior written consent is obtained and this Agreement is assigned by either party, all covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.8 Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

     6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive following the Closing.

     6.10 Execution; Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     6.11 Publicity. The Purchasers shall not issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the Company in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law. Company shall give Purchasers the opportunity to review any statements prior to their release.

     6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.14 Replacement of Certificates. If any certificate or instrument evidencing any shares of Preferred Stock is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement shares.

     6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to the Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement or the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.17 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement or any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     6.18 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall reimburse Brown Simpson Partners I, Ltd. at the Closing for actual fees and expenses of its counsel.

     6.19 Understanding Among the Purchasers. It is acknowledged by each Purchaser that no Purchaser has acted as an agent of any other Purchaser in connection with making its investment hereunder and that no Purchaser shall be acting as an agent of any other Purchaser in connection with monitoring its investment hereunder. It is further acknowledged by each of the other Purchasers that Brown Simpson Partners I, Ltd. has retained Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("Akin Gump") to act as its counsel in connection with the transactions contemplated hereby and under the other Transaction Documents and that Akin Gump has not acted as counsel for any of the other Purchasers in connection therewith and that none of the other Purchasers have the status of a client of Akin Gump for conflict of interest or other purposes as a result thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                                 LEVEL 8 SYSTEMS, INC.


                                 By:
                                       -----------------------------------------
                                       John P. Broderick
                                       Chief Financial and Operating Officer,
                                       Corporate Secretary


                                 PURCHASERS:

                                 [COUNTERPART SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.


                          PURCHASER


                                   (Name of Purchaser)

                          By:
                              -------------------------------------------------
                                   (Signature of Purchaser(s))

                          Name:
                                   --------------------------------------------
                                   (Name of Signatory if Purchaser is an Entity)

                          Title:
                                 ----------------------------------------------
                                   (if Purchaser is an Entity)


                          Purchase Price: $____________


                          Address for Notice:

                          ------------------------------------------

                          ------------------------------------------

                          ------------------------------------------


                          With a copy to:

                          ------------------------------------------

                          ------------------------------------------

                          ------------------------------------------


                                   SCHEDULE I

                                                         Number of Shares of         Number of Shares
Name and                                                   Preferred Stock              Underlying
Address of Purchaser                   Residence           at Closing Date               Warrants              Purchase Price
--------------------                   ---------           ---------------               --------              --------------

Fred Mack                              New Jersey                  150                    98,684                  $150,000
2115 Linwood Ave
Fort Lee, NJ 07024

Scott Lustgarden                       Pennsylvania                 25                    16,447                  $25,000
418 Hillbrook Road
Bryn Mawr, PA 19010

Marvin Bank                            Pennsylvania                 25                    16,447                  $25,000
The Rittenhouse
210 West Rittenhouse, #2502
Philadelphia, PA 19103

Bruce Miller                           Massachusetts                50                    32,895                  $50,000
c/o Signet Management
45 Sparks Ave
Nantucket, MA 02554-3951

Sandra Grodko                          New Jersey                  100                    65,789                  $100,000
596 South Forest Drive
Teaneck, NJ 07666

Jeffrey Grodko                         New York                     25                    16,447                  $25,000
1865 East 28th St
Brooklyn, NY 11229

Christine Shipman                      California                   25                    16,447                  $25,000
1 Wilton Place
Rancho Mirage, CA 92270

Leonard Gronstein                      New Jersey                   50                    32,895                  $50,000
665 South Forest
Teaneck, NJ 07666

Ike Dweck                              New Jersey                   25                    16,447                  $25,000
46 Ocean Ave
Deal, NJ 07723

Brown Simpson Partners I, Ltd.         New York                    175                   115,132                  $175,000
152 West 57th Street, 40th Floor
New York, New York 10029

Liraz Systems Ltd.                     Israel                      125                    82,237                  $125,000
3 Azrieli Center
Tel Aviv, Israel, 67023

Mark and Carolyn  Landis               Florida                     100                    65,789                  $100,000
251 Crandon Boulevard, Ste. #161
Key Biscayne, Florida 33149

Natwar Shah                            New York                    140                    92,105                  $140,000
589 5th Ave
New York, New York 10017

Murray Forman                          New York                    150                    98,684                  $150,000
291 Ocean Ave
Lawrence, NY 11559

Irving Forman                          New York                     50                    32,895                  $50,000
802 Westwood Avenue
Staten Island, NY 10314

Michael Weiss                          New York                     40                    26,316                  $40,000
25 Cedarhurst Ave
Lawrence, NY 11559

Anthony C. Pizi                        New Jersey                  150                    98,684                  $150,000
16 Blackhawk Court
Princeton Junction, NJ 08550.

Richard Nager                          Connecticut                  50                    32,895                  $50,000
65 North Park Ave
Easton, CT 066612

Robert Vegh                            New York                     25                    16,447                  $25,000
51 East 42nd Street
New York, New York 10017

Frank Tamberelli                       North Carolina               10                    6,579                   $10,000
2513 Arbroath Trace
Gastonia, NC, 28054

Mark Feder                             New York                     25                    16,447                  $25,000
37 Harborview West
Lawrence, New York 11559

Haines Family Associates LP            New Jersey                   50                    32,895                  $50,000
c/o ThinkCentric
3680 Route 9 South
Freehold, NJ 07728

Sidney Gable                           New York                     25                    16,477                  $25,000
111 Joseph Ave, Staten Island, NY,
NY 10314 SS# ###-##-####

                                                                      Exhibit A

                      [Form of Certificate of Designation]

                                                                      Exhibit B

                                [Form of Warrant]

                                                                      Exhibit C

                         [Registration Rights Agreement]

                                                                      Exhibit D

             [Form of Consent and Waiver of Preferred Stockholders]

                                                                      Exhibit E
                         [Form of Company Legal Opinion]

The Purchasers listed on Schedule I to the Purchase Agreement (as defined below)


Ladies and Gentlemen:

         We have represented Level 8 Systems, Inc., a Delaware corporation (the "Company"), in connection with the Securities Purchase Agreement, dated as of August __, 2002 (the "Purchase Agreement"), by and among the Company and the Purchasers listed on Schedule I to the Purchase Agreement (the "Purchasers"). We have also represented the Company in connection with the Certificate of Designation, the Registration Rights Agreement and the Warrants (together with the Purchase Agreement, the "Transaction Documents"). This opinion is delivered pursuant to Section 4.1(c)(i) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Purchase Agreement.
In connection with this opinion, we have assumed the accuracy and completeness of all documents and records that we have reviewed, the genuineness of all signatures other than those of the Company, the authenticity of the documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or reproduced copies. We have further assumed that:

     A. All natural persons involved in the transactions contemplated by the Transaction Documents (the "Transactions") have sufficient power and legal capacity to enter into and perform their respective obligations thereunder and to carry out their roles in the Transactions.

     B. Each entity which is a party to the Transactions, other than the Company, has been duly organized and is validly existing and in good standing under its jurisdiction of organization, with the corporate or other organizational power to perform its obligations under the Transaction Documents, that each of such entities has all requisite power and authority to enter into and perform under the Transaction Documents, and that each party to the Transactions other than the Company (collectively, the "Other Parties") has duly authorized, executed and delivered each document to which they are a party.

     C. Each Other Party has satisfied all legal requirements that are applicable to it to the extent necessary to make the Transaction Documents to which it is a party to be enforceable against it in accordance with their respective terms.

     D. The conduct of the parties to the Transactions complies with any applicable requirement of good faith, fair dealing and conscionability.

     E. The Company holds the requisite title (both legal and beneficial) and rights to any property involved in the Transactions.

     F. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

     G. All statutes, judicial and administrative decisions, and rules and regulations of governmental agencies, applicable to this opinion are generally available to lawyers practicing in the State of Georgia and are in a format that makes legal research reasonably feasible.

     In connection with this opinion, we have examined such corporate records and other documents and have made such examinations of law as we have deemed necessary. In rendering this opinion, as to questions of fact material to this opinion, we have relied to the extent we have deemed such reliance appropriate, without investigation, on certificates and other communications from public officials and certificates from officers of the Company, and on the representations and warranties of the Company and the Other Parties set forth in the Transaction Documents and the schedules and certificates delivered pursuant thereto.

     Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the current actual knowledge of factual matters that the attorneys in this firm who are representing the Company in connection with the Transactions recognize as being relevant to the opinions or confirmations being rendered, and we have conducted no independent investigation of factual matters in connection with this opinion. The opinions set forth below are subject to the following limitations and qualifications:

(1)  the  effects  of  bankruptcy,  insolvency,  reorganization,   receivership,
     moratorium and other similar laws affecting the rights and remedies of creditors generally;

(2) the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of the Transaction Documents;

(3)  the  effect  and  possible   unenforceability  of  contractual   provisions
     providing for choice of governing laws;

(4) we express no opinion as to the effect of any federal (except to the extent provided herein) or state securities laws or blue sky laws;

(5) we express no opinion as to the enforceability of any non-competition, non-solicitation or confidentiality covenant in any of the Transaction Documents;

(6) we express no opinion as to patent, copyright, trademark and other intellectual property law;

(7) we express no opinion as to the possible unenforceability of provisions providing for the modification of an agreement without the consent of all of the parties to such agreement;

(8) we express no opinion as to the possible unenforceability of provisions providing for the jurisdiction of courts, venues of actions, the waiver of any party's rights to a trial by jury, or in certain cases, notices;

(9) we express no opinion as to fraudulent conveyance, usury laws, or taxation laws;

(10) we express no opinion as to the possible unenforceability of provisions providing for indemnification and contribution for liabilities arising under federal or state securities laws;

(11) we express no opinion as to the possible unenforceability of provisions imposing increased payments or charges or providing for liquidated damages to the extent any such provisions are deemed to be penalties or forfeitures; and

(12) we express no opinion as to the possible unenforceability of provisions that enumerated remedies are not exclusive or that a party has the right to pursue multiple remedies without regard to the other remedies elected or that all remedies are cumulative.

     Based upon and subject to the foregoing, and to the further qualifications and limitations set forth below, it is our opinion that:

1. The Company is duly incorporated as a corporation and is validly existing and in good standing under the laws of the State of Delaware.

2. The Company has all requisite corporate power and authority to (a) own and use its properties, (b) conduct its business as presently conducted, (c) execute and deliver the Transaction Documents, to perform its obligations thereunder and to consummate the Transactions, and (d) to issue, sell and deliver the Preferred Stock, the Warrants and the Reserved Shares (as described in paragraph 8 below).

3. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all requisite corporate action and the Company has duly executed and delivered each of the Transaction Documents.

4. Assuming that, contrary to their terms, the Transaction Documents are governed by the laws of the State of Georgia, and, contrary to the facts, that the laws of Georgia are identical to the laws of the State of New York in all respects, the Transaction Documents are enforceable against the Company in accordance with their terms.

5. Except as set forth in the Purchase Agreement or the schedules thereto, the execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder, and the consummation of the Transactions (i) do not and will not conflict with or violate any provisions of the Certificate of Incorporation or Bylaws of the Company, and (ii) do not and will not result in a violation of, any law, statute, rule or regulation, or any order, judgment or decree, known to us to which the Company is subject or by which any of its assets are bound.

6. Other than the filings identified in the Registration Rights Agreement, the Purchase Agreement and the schedules thereto, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal or State of Delaware governmental authority is required for the execution and delivery by the Company of the Transaction Documents and for the consummation by the Company of the Transactions.

7. When issued in compliance with the terms and conditions of the Purchase Agreement, the shares of Preferred Stock set forth on Schedule I to the Purchase Agreement will be validly issued, fully paid and non-assessable. When issued upon conversion of the Preferred Stock in compliance with the terms and conditions of the Certificate of Designation or upon exercise of the Warrants in compliance with the terms and conditions of the Warrants (as applicable), the Reserved Shares will be validly issued, fully paid and non-assessable.

8. The Company has duly reserved _____________ shares of Common Stock for issuance upon conversion of the Preferred Stock and __________ shares of Common Stock for issuance upon conversion of the Warrants (the "Reserved Shares").

9. Based in part upon the representations of the Company and the Purchasers contained in the Purchase Agreement, the offer and sale of the Preferred Stock to the Purchasers is exempt from the registration requirements of the Securities Act of 1933, as amended to date.

10. Except as disclosed by the Company on Schedule 2.1(k) (SEC Documents; Financial Statements) to the Purchase Agreement, to our knowledge, (a) the Company has filed all reports required to be filed by it pursuant to
     Section 13(a), 14(a) or 15(d) of the Exchange Act, since December 31, 1999 (the "SEC Documents") on a timely basis and (b) as of their respective dates, the SEC Documents (except for the financial statements and schedules, operating statistics and other financial data included therein, as to which we express no opinion) complied in all material respects as to form with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

     We hereby confirm to you that, to our knowledge, except as identified in the Purchase Agreement and the schedules thereto there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against the Company, at law or in equity, or before or by any court, governmental department, commission, board, bureau, agency, arbitrator or other instrumentality.

     Our opinions expressed above are limited to the laws of the State of Georgia, the corporate laws of the State of Delaware, and, subject to the limitations set forth herein, the federal laws of the United States of America, and we do not express any opinion herein concerning any other law. In addition, we express no opinion herein concerning any statues, ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level). This opinion is given as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention. This opinion is solely for the information of the Purchasers, and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or any other person without our prior written consent. This opinion is rendered solely for the benefit of the Purchasers and solely for the purposes of the Transactions and should not be relied upon for any other purpose.